UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

CLARCOR Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 600 Franklin, TN		37067
(Address of Principal Executive Offices)		(Zip Code)

(615) 771-3100

Registrant’s telephone number, including area code

No Change

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on December 1, 2016, CLARCOR Inc. (the “Company”), Parker-Hannifin Corporation (“Parker-Hannifin”), and Parker Eagle Corporation, a wholly owned subsidiary of Parker-Hannifin (“Merger Sub”), entered into an Agreement and Plan of Merger, pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parker-Hannifin (the “pending Parker-Hannifin transaction”).

On December 29, 2016, Parker-Hannifin filed merger control notifications with the competition authorities in Austria and Germany. The applicable review period in Austria expired at 11:59 p.m. on January 26, 2017. In Germany, early clearance was granted on January 26, 2017. The expiration of the review period in Austria and the granting of early clearance in Germany satisfy one of the conditions to the closing of the pending Parker-Hannifin transaction. The pending Parker-Hannifin transaction remains subject to other closing conditions, including approval by the Company’s stockholders. Based on the current date for the Company’s special meeting on February 23, 2017, and subject to the satisfaction of all closing conditions, the parties currently expect the pending Parker-Hannifin transaction to close on or about February 28, 2017.

Additional Information and Where to Find It

In connection with the pending Parker-Hannifin transaction, a definitive proxy statement has been filed by the Company and mailed to the Company’s stockholders. THE COMPANY’S STOCKHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY NOW AND WHEN FUTURE FILINGS BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING PARKER-HANNIFIN TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website, www.sec.gov, or from the Company’s website at www.clarcor.com under the heading “Investor Information” or by emailing the Company at investor@clarcor.com.

Participants in Solicitation

Parker-Hannifin, the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the pending Parker-Hannifin transaction. Information concerning Parker-Hannifin’s directors and executive officers is set forth in the proxy statement, filed September 26, 2016, for Parker-Hannifin’s 2016 annual meeting of shareholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the SEC on August 26, 2016. Information concerning the Company’s directors and executive officers is set forth in the proxy statement, filed February 19, 2016, for the Company’s 2016 annual meeting of stockholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended December 3, 2016 as filed with the SEC on January 27, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the pending Parker-Hannifin transaction are included in the definitive proxy statement.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this report other than statements of historical fact, are forward-looking statements. These statements may be identified from use of the words “may,” “should,” “could,” “potential,” “continue,” “plan,” “forecast,” “estimate,” “project,” “believe,” “intent,” “anticipate,” “expect,” “target,” “is likely,” “will,” or the negative of these terms, and similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, there are various risks and uncertainties associated with the pending Parker-Hannifin transaction, including but not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the pending Parker-Hannifin transaction; the possibility of non-consummation of the pending Parker-Hannifin transaction and termination of the merger agreement; the risk that the Company could be required to pay a termination fee of $113 million to Parker-Hannifin under certain circumstances pursuant to the terms of the merger agreement; the failure to obtain Company stockholder approval of the pending Parker-Hannifin transaction or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the pending Parker-Hannifin transaction; the risk that stockholder litigation in connection with the pending Parker-Hannifin transaction may affect the timing or occurrence of the pending Parker-Hannifin transaction or result in significant costs of defense, indemnification and liability; the significant transaction costs which have been and may continue to be incurred by the Company related to the pending Parker-Hannifin transaction; and other potential risks to the Company associated with any failure to close the Parker-Hannifin transaction, including the potential distraction of employee and management attention during the pendency of the merger, uncertainty about the effect of the pending Parker-Hannifin transaction on the Company’s relationships with employees, potential and existing customers and suppliers and other parties, and the impact that the failure of the pending Parker-Hannifin transaction to close could have on the trading price of shares of Company common stock and the Company’s operating results. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this report. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this report, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR Inc. (Registrant)

By:	/s/ Richard M. Wolfson
Richard M. Wolfson Vice President, General Counsel and Secretary

Date: January 31, 2017